UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market
Series D Participating Cumulative Preferred Stock Purchase Rights	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2021, Stratus Properties Inc. (Stratus) and Computershare Inc., a Delaware corporation, as rights agent, entered into an Amendment (the Amendment) to the Stockholder Rights Agreement, dated as of September 22, 2020 (the Rights Agreement). The Amendment amends the Rights Agreement to remove references to the defined concept of “acting in concert” from the Rights Agreement.

The rights issued pursuant to the Rights Agreement are in all respects subject to and governed by the provisions of the Rights Agreement, as amended. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is attached hereto as Exhibit 4.1, and the Amendment, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

Stratus issued a press release dated March 15, 2021, announcing its year ended December 31, 2020 results. A copy of the press release is furnished hereto as Exhibit 99.1.

The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 7.01. Regulation FD Disclosure.

Stratus posted on its website at stratusproperties.com an investor presentation dated March 15, 2021, containing supplemental financial and operational information regarding the company. In addition to being available on Stratus’ website, the supplemental information is included as Exhibit 99.2 to this report.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
4.1
Stockholder Rights Agreement, dated as of September 22, 2020, by and between Stratus Properties Inc. and Computershare Inc., as Rights agent (which includes the Form of Rights Certificate as Exhibit C thereto) (incorporated herein by reference to Exhibit 4.1 to Stratus’ Current Report on Form 8-K filed on September 22, 2020).

4.2	Amendment to Stockholder Rights Agreement, dated as of March 12, 2021, by and between Stratus Properties Inc. and Computershare Inc., as Rights Agent.
99.1	Press release dated March 15, 2021, titled “Stratus Properties Inc. Reports Year Ended December 31, 2020 Results.”
99.2	Stratus Properties Inc. Investor Presentation dated March 15, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: March 15, 2021